UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2015

M/A-COM Technology Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 656-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 17, 2015, M/A-COM Technology Solutions Holdings, Inc. (the “Company”) completed its previously announced divestiture of its automotive module business (the “Auto Business”) pursuant to the Stock Purchase Agreement (the “Purchase Agreement”) among the Company, Autoliv ASP Inc. (“Autoliv”), M/A-COM Technology Solutions Inc., a wholly-owned subsidiary of the Company (“MACOM Solutions”), and RoadScape Automotive, Inc., formerly known as M/A-COM Auto Solutions Inc., a wholly-owned subsidiary of MACOM Solutions (“RoadScape”). Pursuant to the Purchase Agreement, the Company sold all of the issued and outstanding shares of capital stock of RoadScape to Autoliv for $100 million in cash, subject to customary working capital and other adjustments, plus up to an additional $30 million in cash in the form of an earn-out payment based on the achievement of certain revenue and customer order-based targets through September 30, 2019.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on July 17, 2015.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 17, 2015, Najabat Hasnain Bajwa, the Company’s Senior Vice President and General Manager, High-Performance Analog, will be leaving the Company. Subject to the execution of a standard release of claims and the other conditions set forth therein, Mr. Bajwa will be entitled to certain related payments and benefits under his employment agreement with the Company.

Item 8.01	Regulation FD Disclosure.

On August 17, 2015, the Company issued a press release announcing the completion of the Auto Business divestiture and updating its previously issued guidance for the Company’s fiscal fourth quarter. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of the Company, dated August 17, 2015, announcing the Auto Business divestiture.

99.2	Unaudited pro forma condensed consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: 8/20/2015	By:	/s/ Robert J. McMullan

Robert J. McMullan

Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company, dated August 17, 2015, announcing the Auto Business divestiture.

99.2	Unaudited pro forma condensed consolidated financial statements.